Exhibit 99.5

SLATE: B.D. BARD

VINCE FORLENZA:

Today, we’re announcing the exciting combination of B.D. and Bard to build a leading healthcare company. A company that’s gonna be really impactful in advancing the world of health.

TIM RING:

This provides one of the largest medical device companies in the world that probably has the broadest array of products to take care of patients.

VINCE FORLENZA:

The combination of B.D. and Bard creates the best partner for healthcare providers, not just in the U.S. but around the globe. Bar none.

TIM RING

We’re very closely aligned. The value system, the integrity, the innovation, and the commitment to healthcare delivery and improving lives of patients.

TOM POLEN:

We both improve fundamental processes in the healthcare system, lowering costs and improving quality of things like the medication management process, the infection prevention process, while at the same time making a substantial impact in specific disease states, be that diabetes peripheral vascular disease or renal disease.

VINCE FORLENZA:

We have other programs going on, you know, in diabetes care for example. And when we step back and look at what other conditions those patients have, it falls right on your product line. You know, all those things that are going on in terms of, you know, vascular disease.

TOM POLEN:

Being able to bring skill sets to improve the process of care while also bringing the depth of knowledge and clinical expertise to improve the outcome of specific diseases, no other company will be able to do what we can do.

TIM RING:

GRAPHIC #1: “About CR Bard” – 1⁄2 SCREEN

• 110 years old

• ~ 16,000 employees

• Diversified revenue stream

• Strong in emerging markets

C.R. Bard’s been around for a long time, much like B.D., 110 years. We now have 16,000 employees around the world. We’re pretty evenly distributed in terms of our revenue base, especially in emerging markets.

JOHN WEILAND:

Our pipeline as an organization has never been as robust as it is today. And I think that, with the combination around the globe, with the power both organizations have will be really phenomenal for patients.

VINCE FORLENZA:

GRAPHIC #2: “About BD” – 1⁄2 SCREEN

• 120 years old

• $12 bn in sales

• ~50,000 employees

B.D. is a medical device and life science company, with about two thirds on the medical side and about a third on life sciences before this transaction. And it’s a company that’s passionate about advancing the world of health. We’re about $12 billion in sales. And we’re now a solutions company, both on the medical side and on the life science side.

TOM POLEN:

we often describe B.D. as really being focused on discovery, diagnosis and treatment.

TIM RING:

One of the other exciting opportunities I think is this whole focus on infection control. Because when you do drive from the hospital to the home, that’s actually where the incidence of infections occurs with the maintenance of the P.I.C.C.s and the other catheters. And I think with a lotta your capability, we can help solve those problems together and really— take care of an unmet need.

JOHN WEILAND:

In fact, the combined technology can handle over 75% of the infections that are acquired in hospitals today.

VINCE FORLENZA:

we will become a really important partner for healthcare systems around the globe. Think about this. We’re gonna have a billion-dollar business in China.

TOM POLEN:

We have over three manufacturing facilities in China now for the combined organization, substantial R&D capabilities to innovate and develop local solutions for that marketplace.

JOHN WEILAND:

You’re a powerful organization in the United States and around the world, and so are we. When you put these two organizations together, that power at the customer interfacing side of things is really gonna be remarkable.

VINCE FORLENZA:

GRAPHIC #3: “Value for Shareholders” – 1⁄2 SCREEN

• Accretive

• Strong cash flow

• Accelerates growth

• Improves margins

I think this deal is tremendous for shareholders. It’s accretive from day one. It’s gonna have strong cash flow. It’s gonna have a company that’s growing faster than it was. Improving margins. You put all of that together, that’s very positive for shareholders, but shareholders of both companies.

TIM RING:

When you look at the performance of both of our companies over the last several years, we’ve been at the top tier of the medical technology sector. We’re big believers in driving revenue growth. Clearly you are as well.

TOM POLEN:

We also both have a number of shareholders who are very focused on societal impact that the companies that they’re investing in are making. Our combination is only gonna raise up the bar.

JOHN WEILAND:

These are companies historically that have taken great revenue growth and turned it into superb earnings per share growth. This combination will do exactly the same.

TOM POLEN:

And you think about now three different segments. The geographic diversity of the company, the career opportunities now in the new B.D. are hard to match within this industry.

JOHN WEILAND:

And if you’re from the Bard side, think about it. You just are entering an organization that has four times the amount of opportunity in terms of positions around the world. Very exciting for our people, I believe.

TOM POLEN:
Something that we take a lotta pride in is rotating talent across businesses. I’ve worked in or had responsibility for every business in the company today.
TIM RING:
I’ll tell you what I’m most impressed with. We’ve known each other more than 15 years. Every time I’ve interacted with you guys, I felt the culture and we’ve seen it with our people interacting through this process, it’s a really similar fit.
VINCE FORLENZA:
And John, I remember when you were talking about the Bard values and putting humility at the top of the list. And that really struck a chord with us. You know, it’s about what we’re doing for patients, right?
JOHN WEILAND:
You’re darn right.

VINCE FORLENZA:
It’s going to be a real honor for me to be CEO of this combined company of BD. And I’m really looking forward to having you on the board and working with you. Working with John in the consulting capacity to make sure all of this goes well, with your, you know, knowledge of the company, your relationships across the company.

And of course, with Tom in his new role as president of B.D. I’m really looking forward to working with you in your new capacity, with so much opportunity for all of us and for everybody in the company.

TIM RING:
GRAPHIC #4: “BD + BARD” TEXT OVER Video
• Will create highly differentiated medical technology company

• Focused on delivering innovative healthcare solutions
• Positioned to improve clinical and economic outcomes

So when in total you look at the combined company— and our market and product leadership positions, our investment philosophy and continued innovation and product leadership, and then on top of that, you look at the financial— profile of the combined company, it’s an extremely powerful entity in healthcare. The fastest growth company in med tech. And that’s what gets us jazzed.

VINCE FORLENZA:
You know, I’m jazzed. I’m thinking about going out on a customer visit and representing this company to the customer. And the capabilities that this company is going to have, and the impact that it can have on the patients, I mean, this is gonna be a wonderful experience.

FORWARD-LOOKING STATEMENTS

This video contains certain estimates and other “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” or other similar words, phrases or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of Bard, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and Bard management and are not predictions of actual performance.

These statements are subject to a number of risks and uncertainties regarding BD and Bard’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the proposed acquisition on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations and other conditions to the completion of the acquisition, (ii) risks relating to the integration of Bard’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe, (iii) the outcome of any legal proceedings related to the proposed acquisition, (iv) access to available financing including for the refinancing of BD’s or Bard’s debt on a timely basis and reasonable terms, (v) the ability to market and sell Bard’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances, (vi) the loss of key senior management or other associates; the anticipated demand for BD’s and Bard’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures, (vii) the impact of competition in the medical device industry, (viii) the risks of fluctuations in interest or foreign currency exchange rates, (ix) product liability claims, (x) difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches, (xi) risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships, (xii) successful compliance with governmental regulations applicable to BD, Bard and the combined company, (xiii) changes in regional, national or foreign economic conditions, (xiv) uncertainties of litigation, and (xv) other factors discussed in BD’s and Bard’s respective filings with the Securities and Exchange Commission.

The forward-looking statements in this video speak only as of date of this document. BD and Bard undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD will file with the SEC a registration statement on Form S–4 that will constitute a prospectus of BD and include a proxy statement of Bard. BD and Bard also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT

INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by BD and Bard with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or Bard at the following:

Becton, Dickinson and Company	C.R. Bard, Inc.
1 Becton Drive	730 Central Avenue
Franklin Lakes, New Jersey 07417	Murray Hill, New Jersey 07974
Attn: Investor Relations	Attn: Investor Relations
1-(800)-284-6845	1-(908)-277-8065

PARTICIPANTS IN THE SOLICITATION

BD and Bard and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 15, 2016, for its 2017 Annual Meeting of Shareholders. Information about Bard’s directors and executive officers is available in Bard’s proxy statement dated March 15, 2017, for its 2017 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or Bard as indicated above.

NO OFFER OR SOLICITATION

This video shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.